UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 26, 2009

EASY SCRIPTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53292
(State or other jurisdiction of incorporation)	(Commission File No.)

701 N. Green Valley Parkway Suite 200
Henderson, NV 89074
(Address of principal executive offices and Zip Code)

(877) 269-4984
(Registrant’s telephone number, including area code)

ANVIL FOREST PRODUCTS INC.
(Former name or former address, if changed since last report)

Copy of Communication to:
Befumo & Schaeffer, PLLC
2020 Pennsylvania Ave., NW # 840
Washington, DC 20006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01                      Entry into a Material Definitive Agreement

Item 9.01                      Financial Statements and Exhibits

Item 1.01 Entry into a Material Definitive Agreement

On June 26, 2009, pursuant to a Loan Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, the PT Group, Inc. agreed to loan the Company up to $500,000, bearing interest at the rate of 9.5% per annum.  An initial disbursement in the amount of $35,000 was transferred to the Company on June 26, 2009 pursuant to the Loan Agreement.

Item 9.01 Financial Statements and Exhibits

10.1           Loan Agreement between Easy Scripts, Inc. and PT Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2009	EASY SCRIPTS INC.

	By:	/s/ Kendra Marcoux
	Name:	Kendra Marcoux
	Title:	President, Director